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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

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                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                        SECURITIES EXCHANGE ACT OF 1934

      Date of Report (Date of earliest event reported): September 25, 1996

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                             STATION CASINOS, INC.

             (Exact name of registrant as specified in its charter)

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
            NEVADA                        000-21640                88-0136443
 (State or other jurisdiction      (Commission File Number)     (I.R.S. Employer
      of incorporation)                                          Identification
                                                                      No.)
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
      2411 WEST SAHARA AVENUE
         LAS VEGAS, NEVADA
  (Address of principal executive      89102
             offices)                (Zip Code)
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       Registrant's telephone number, including area code: (702) 367-2411

                                      N/A

         (Former name or former address, if changed since last report)

                   The Exhibit Index may be found on Page 3.

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ITEM 5.  OTHER EVENTS.

    On September 25, 1996, the Registrant's subsidiary, Sunset Station, Inc., a Nevada corporation ("SUNSET STATION"), entered into the Construction/Term Loan Agreement ("SUNSET LOAN AGREEMENT"), with Bank of America National Trust and Savings Association, Bank of Scotland, Societe Generale and each of the other Lenders party to such agreement, pursuant to which Sunset Station has received a commitment for $110 million to finance the remaining development and construction costs of Sunset Station. A complete copy of the Sunset Loan Agreement is attached as an exhibit to this Form 8-K.

    The loan under the Sunset Loan Agreement is evidenced by a first mortgage term note in the amount of $110 million (the "NOTE"). The loan evidenced by the
Note is non-recourse to the Registrant, except as to certain construction matters pursuant to the Completion Guarantee dated as of September 25, 1996 (the "COMPLETION GUARANTEE"), executed by the Registrant on behalf of Sunset Station. The Note is payable in full on September 30, 2000 and carries an interest rate of 375 basis points over the Eurodollar Rate (as defined in the Sunset Loan Agreement). The Note is secured by substantially all of the assets of Sunset Station and an assignment of the lease on a portion of the real property on which the Sunset Station Hotel & Casino will be constructed as well as a leasehold deed of trust with respect to a sublease of such portion from the Registrant to Sunset Station and a deed of trust with respect to the remainder of such property which is owned by Sunset Station. A complete copy of the Completion Guarantee is attached as an exhibit to this Form 8-K.

    The Registrant has also entered into a $40 million operating lease for furniture, fixtures and equipment (the "EQUIPMENT") to be re-leased to, and ultimately, utilized at, Sunset Station under the Participation Agreement, dated as of September 25, 1996 (the "OPERATING LEASE") between the Registrant and First Security Trust Company of Nevada. The Operating Lease expires on October 31, 2000 and carries a lease rate of 225 basis points over the Eurodollar Rate. The Registrant will sublease such Equipment to Sunset Station pursuant to an operating lease with financial terms substantially similar to the Operating Lease (the "SUBLEASE AGREEMENT"). In the event that Sunset Station elects to purchase the Equipment, the Registrant has provided a funding commitment up to the amount necessary for such purchase pursuant to the Supplemental Loan Agreement dated as of September 25, 1996 (the "SUPPLEMENTAL LOAN AGREEMENT"). A complete copy of the Operating Lease and a copy of the Sublease Agreement are attached as an exhibit to this Form 8-K.

    In connection with the Operating Lease, the Registrant also entered into a Participation Agreement, dated as of September 25, 1996 (the "PARTICIPATION AGREEMENT") with the Trustee, as lessor under the Operating Lease, and holders of beneficial interests in the Lessor Trust (the "HOLDERS"). Pursuant to the Participation Agreement, the Holders will advance funds to the Trustee for the purchase by the Trustee of, or to reimburse the Registrant for its purchase of, such Equipment, which will then be leased to the Registrant, and in turn subleased to Sunset Station under the Sublease Agreement. Pursuant to the Participation Agreement, the Registrant also agreed to indemnify the Lessor and the Holders against certain liabilities. A complete copy of the Participation Agreement is attached as an exhibit to this Form 8-K.

    In addition, pursuant to the Supplemental Loan Agreement, the Registrant provided a funding commitment to Sunset Station of up to an additional $25 million upon which Sunset Station is required to draw in the event of the failure of certain financial covenants under the Sunset Loan Agreement. The Supplemental Loan Agreement expires on September 30, 2000. Sunset Station will pay interest at a rate per annum equal to the interest rate then in effect for three month "Eurodollar Loans" under the Registrant's Amended and Restated Reducing Revolving Loan Agreement (the "REGISTRANT'S REVOLVER"). Interest due under the Supplemental Loan Agreement will be added to the principal of the loans made under the Supplemental Loan Agreement on each interest accrual date. Loans under the additional $25 million funding commitment may be drawn down beginning on the last day of the first full calendar quarter ending after the Sunset Station Hotel & Casino opens for business in the amount of up to $10 million during the first year after such date, up to $10 million during the second year after such date and up to $5 million during the third year after such date. The funding commitments under the

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Supplemental Loan Agreement generally are subject to limitations imposed by the
Registrant's $110 million 9 5/8% Senior Subordinated Notes due 2003, $83 million 9 5/8% Senior Subordinated Notes due 2003, $198 million 10 1/8% Senior Subordinated Notes due 2006 and the Registrant's Revolver.

    The Registrant also entered into a Trust Agreement for the purpose of establishing First Security Trust Company of Nevada as Trustee of the Lessor Trust under which the Holders' beneficial interest in the Operating Lease exists.

    Sunset Station also entered into a Standard Form of Agreement Between Owner and Contractor ("CONSTRUCTION CONTRACT") with J.A. Tiberti Construction Company, Inc., dated as of November 1, 1995 with a guaranteed maximum price of $121 million with respect to all phases of construction of the Sunset Station Hotel & Casino. A complete copy of the Construction Contract is attached as an exhibit to this Form 8-K.

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                                   SIGNATURES

    Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                STATION CASINOS, INC.
                                a Nevada corporation

                                By:           /s/ GLENN C. CHRISTENSON
                                     -----------------------------------------
                                                Glenn C. Christenson
                                              EXECUTIVE VICE PRESIDENT
                                       CHIEF FINANCIAL OFFICER AND TREASURER

Date: October 18, 1996

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                                 EXHIBIT INDEX

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
 EXHIBIT                                                                                             SEQUENTIAL
 NUMBER                                     EXHIBIT DESCRIPTION                                      PAGE NUMBER
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
  10.1     Construction/Term Loan Agreement dated as of September 25, 1996 among Sunset Station and Bank of America National Trust and Savings Association, Bank of Scotland, Societe
           Generale and each of the other Lenders that are party to such agreement.

  10.2     Completion Guarantee dated as of September 25, 1996, executed by the Registrant.

  10.3     Supplemental Loan Agreement dated as of September 25, 1996 between the Registrant and
           Sunset Station.

  10.4     Participation Agreement dated as of September 25, 1996 among the Registrant, as
           Lessee, and First Security Trust Company of Nevada, as Lessor and Trustee, and the
           other Persons that are parties to such agreement.

  10.5     Lease Agreement dated as of September 25, 1996 between First Security Trust Company of Nevada as Trustee and Lessor and the Registrant, as Lessee.

  10.6     Sublease Agreement dated as of September 25, 1996 between the Registrant, as
           Sublessor and Sunset Station as Sublessee.

  10.7     Sunset Station 1996 Trust Agreement dated as of September 25, 1996 between the
           Registrant, as Grantor, and First Security Trust Company of Nevada, as Trustee.

  10.8     Standard Form of Agreement Between Owner and Contractor, dated as of November 1, 1995 between Sunset Station and J.A. Tiberti Construction Company, Inc.
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